Exhibit 99.6

DATE:

February 13, 2006

TO:	All Employees

FROM:	Harold Gilkey, Chairman and Chief Executive Officer Sterling Financial Corporation

SUBJECT:	Sterling Financial Corporation announces agreement to acquire Lynnwood Financial Group

This morning we are pleased to announce an agreement to acquire Lynnwood Financial Group, a Washington-based thrift holding company with nearly 25 years of continued growth and profitability. Its subsidiary Golf Savings Bank is the fifth largest mortgage originator in the state of Washington and a premier residential real estate construction lender in the Puget Sound region. Lynnwood operates three primary business lines: banking, mortgage and escrow.

We expect the transaction to close in the third quarter of 2006, pending regulatory and Lynnwood shareholder approval, among other things. Lynnwood’s subsidiaries, Golf Savings Bank and Golf Escrow, will continue as wholly owned subsidiaries of Sterling Financial.

We are extremely delighted to have an opportunity to partner with Lynnwood, and to welcome employees, customers and investors of Lynnwood into our Sterling family. This proposed merger is consistent with our growth plans.

This transaction adds one deposit branch in Mountlake Terrace and significantly strengthens Sterling’s residential mortgage capabilities with the addition of seven new mortgage lending offices. Clearly, this transaction strengthens Sterling’s growth position as the leading regional community bank in the West, and gives us the ability to extend our Hometown Helpful philosophy throughout additional communities in the region.

We believe the merger with Lynnwood is another perfect fit for Sterling. In addition to the financial aspects, Sterling and Lynnwood match up very well across many dimensions. Sterling brings immediate opportunity to expand Lynnwood’s strong asset-generation platform, using our already well-established lending model. Additionally, the merger will provide Lynnwood customers access to the more expansive array of Sterling products and services.

We know you will have questions about the details of the consolidation.  Our goal is to keep the communication lines open, and we are committed to making the transition process as smooth as possible.  Should you have questions, please forward your written questions to the attention of Becky Clinton at Becky.Clinton@ Sterlingsavings.com.  Becky will be collecting these on behalf of Ezra Eckhardt, the Project Team Leader.  You also may receive customer questions and reactions. Please assure our valued customers that it is “business as usual” for us. It is important we ease any concerns and make this transition as transparent as possible.

I hope you will be as pleased and excited about this opportunity as I am. The combination of these two strong origination engines creates a solid formula for continued future success.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Sterling intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and Lynnwood expects to mail a proxy statement/prospectus to its security holders, containing information about the transaction.  Investors and security holders of Sterling and Lynnwood are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, Lynnwood and the proposed merger.  In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of Lynnwood, Sterling files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission.  Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov.  These documents may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA  99201, or by telephone at (509) 227-5389.  In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingsavingsbank.com.

Sterling, Lynnwood and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Lynnwood with respect to the transactions contemplated by the proposed merger.  Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on March 25, 2005.  A description of the interests of the directors and executive officers of Sterling and Lynnwood in the merger will be set forth in Lynnwood’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the merger between Sterling and Lynnwood, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling’s and Lynnwood’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Sterling and Lynnwood, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and Lynnwood may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Lynnwood may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Sterling’s and Lynnwood’s markets could adversely affect operations; and

(10) an economic slowdown could adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov.